                                                                    EXHIBIT 10.4



                             STOCKHOLDERS AGREEMENT

         This Stockholders Agreement ("Agreement") is made and entered into this 4th day of September, 1996 by and among Motorola, Inc., a Delaware corporation whose principal place of business is located at 1303 E. Algonquin Road, Schaumburg, Illinois 60196 ("Motorola" or "Buyer"), Cameron Audio Networks, Inc., a Texas corporation whose principal place of business is located at 2929 Elm Street, Dallas Texas 75226 (the "Company"), and certain Stockholders of the Company who have signed this Agreement (individually a "Stockholder" and collectively the "Stockholders").

         Whereas, the Stockholders currently own, beneficially and of record, in the aggregate 129,694 shares of the outstanding Shares of the Company (on a fully diluted basis). Schedule A hereto sets forth a true and correct list of the number of Shares of the Company owned by each Stockholder. The term "Shares" used herein shall mean shares of Common Stock, no par value ("Common Stock"), all securities convertible, directly or indirectly, into Common Stock and all other equity securities of the Company.

         Whereas, Motorola agreed to purchase 12,262 shares of Common Stock pursuant to a Stock Purchase Agreement between the Company and Motorola dated September 4, 1996 ("Purchase Agreement").

         Whereas, a condition to Motorola's obligation to purchase such Common Stock pursuant to the Purchase Agreement is that the Company, Stockholders and Motorola enter into an agreement relating to, among other things, the election of Directors of the Company.

         NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the parties agree as follows:

         1.      Board of Directors; Charter Amendments

         1.1 Each Stockholder hereby agrees with Motorola, on behalf of itself and any person to whom it transfer any Shares, to vote all Shares of the Company (and other Company securities which it directly or indirectly controls) now or hereafter owned by it and take such other actions (whether in the capacity as a stockholder, director or officer of the Company) as are reasonably requested by Motorola to ensure the membership on the Company's Board of Directors (the "Board of Directors"), at all times, of one person designated by Motorola (the "Motorola Designee") and so that the Company complies with, and takes all desirable actions within its control in order to assure it complies with, its agreements contained in the Stock Purchase Agreement dated as of the date hereof between Motorola and the Company. Each of the Stockholders hereby further agrees with Motorola, on behalf of itself and any person to whom it transfer any Shares, to vote all Shares of the Company (and other Company securities which it directly or indirectly controls) now or hereafter owned by it and take such other actions (whether in the capacity as a stockholder, director or officer of the Company) as are reasonably requested by Motorola to ensure that at any time that the Company shall have a classified Board of

Directors, the Motorola Designee shall be a member of the class of directors with the longest initial term.

         1.2 The removal from the Board (with or without cause) of any representative of Motorola (the "Motorola Designee") shall be at the written request of Motorola. but only upon such written request and under no other circumstances; provided if "cause" (as defined below) exists to remove such director, Motorola shall make such request if a majority of the Board makes a request for Motorola to do so. Notwithstanding anything to the contrary herein, removal from the Board of the Motorola Designee for any reason shall not affect Motorola's ability to appoint a successor to the board effective immediately upon the removal of the preceding representative. For purposes of this section, "cause" shall mean (1) any act or acts of dishonesty by the Motorola Designee constituting a felony and resulting or intended to result, directly or indirectly, in an improper gain to or personal enrichment of the Motorola Designee at the Company's expense, or (2) the willful and continued failure by the Motorola Designee to substantially perform his duties as a director of the Company (other than any such failure resulting from the Motorola Designee's disability), after written demand for substantial performance is delivered by the Company to the Motorola Designee specifically identifying the manner in which the Company believes the Motorola Designee to be not substantially performing his duties. For purposes of this paragraph, no act, or failure to act, on the Motorola Designee's part, shall be considered "willful" unless done, or not done, as the case may be, by him in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The parties agree that the provisions of this Section 1.2 shall not be utilized in any manner by the Company to avoid, negate or frustrate application of the provisions of Section 1.1 of this Agreement.

         1.3 Each Stockholder hereby agrees, on behalf of itself and any person to whom it transfers Shares, that it will not vote any Shares (or any other Company securities which it directly or indirectly controls) now or hereafter owned by it in favor of any amendment to Article Fourteen of the Company's Articles of Incorporation; provided, however, that each such Stockholder shall be permitted to vote in favor of the merger agreement in the form set forth in Schedule 6(b)(i) to the Purchase Agreement with the initial certificate of incorporation and bylaws of the surviving Delaware corporation in the forms set forth in Schedules 6(b)(ii) and 6(b)(iii) to the Purchase Agreement.

         2.      Conditional Irrevocable Proxy; Conflicting Agreements

         2.1 In order to secure each Stockholder's obligations to vote its Shares in accordance with Section 1, each Stockholder hereby irrevocably appoints the Chief Financial Officer of Motorola, or his or her designee, as its true and lawful proxy and attorney-in-fact, with full power of substitution, to so vote its Shares in the event such Stockholder fails to comply with Section 1 hereof. The proxy and powers granted by each of the Stockholders pursuant to this Section 2 are coupled with an interest and are given to secure the performance of its duties under this Agreement. The proxy granted herein, if any of the Stockholders is an individual, will survive the death, incompetency and disability of such stockholder or any other individual holder



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
\of its Shares and, if any of the Stockholders is an entity other than an individual, will survive the merger and dissolution of such stockholder or any other entity holding any Shares.

         2.2 Each Stockholder represents that he or it has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement and no Stockholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with any provision of the Agreement.

         3. Term. The provisions of Sections 1 and 2 of this Agreement will terminate and cease to be effective upon the earlier of (i) the third anniversary of the Initial Public Offering (as defined in Section 7(a) of the Purchase Agreement) by the Company) or (ii) the date on which Motorola no longer holds at least 50% of the Shares of the Company purchased pursuant to the Purchase Agreement (as adjusted for subsequent changes to the Shares, including stock dividends and stock splits).

         4. Expenses. The Company shall reimburse Motorola for the reasonable out-of-pocket expenses incurred by the Director designated by it in connection with the attendance at meetings by such Director designee or carrying out any other duties by such Director designee that may be specified by the Board of Directors; pay such Director designee the same directors' fees paid to the other non-employee directors of the Company; and maintain as part of its Articles of Incorporation or Bylaws provisions for the indemnification and limitation on liability of Directors to the full extent permitted by law.

         5. Meetings. The Company agrees, as a general practice, to hold a meeting of its Board of Directors at least once every three months, and during each year to hold its annual meeting of Stockholders on or approximately on the date provided by its Bylaws.

         6. Legend. Each certificate evidencing Shares of each Stockholder ("Stockholder Shares") and each certificate issued in exchange for or upon the transfer of any Stockholder Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                 "The securities represented by this certificate are subject to a Stockholders Agreement dated September [ ], 1996 among the issuer of such securities (the "Company") and certain of the Company's stockholders. A copy of such Stockholders Agreement will be furnished without charge by the Company to the holder hereof upon written request made to the Secretary of the Company."

The Company shall imprint such legend on certificates evidencing Stockholder Shares outstanding prior to the date hereof.

         7.      Transfer.

         7.1     Transfer by Stockholder.

         (a)     Pre-Initial Public Offering.



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
         (i) Prior to an Initial Public Offering, if a Stockholder desires to sell, encumber or otherwise dispose of all or any part of his Shares pursuant to an offer from a bona fide purchaser or lender, he shall give Motorola written notice of his intention, which notice shall state the name and address of the proposed purchaser or lender, the number of shares proposed to be purchased or encumbered, and the price, terms of payment and conditions of such proposed purchase, encumbrance or disposition. Motorola shall have the right to purchase all, but not less than all of the Shares covered by such notice relating to a sale or other disposition at such price or upon such terms and conditions as shall have been stated in such notice. In the event of a proposed encumbrance of such Shares, it shall be a condition of such encumbrance that Stockholder receive a written acknowledgement from the lender that such lender's disposition of the Shares upon the occurrence of default is subject to Motorola's right to purchase pursuant to this Section 7. Motorola must notify the Stockholder or lender in writing of Motorola's election to exercise its right to purchase such shares within 20 business days of receipt of notice from Stockholder or lender. Any purchase pursuant to this Section 7 must take place within 15 business days of notification to the Stockholder of Motorola's election to purchase. Any Shares offered for sale pursuant to this Section 7 which Motorola does not elect to purchase, or which are not purchased by Motorola within the permitted 15 business day period, may be sold, encumbered or otherwise disposed of to the third party named in the notice required by this Section 7 for a period of 60 days after the expiration of the time allowed for notice or purchase, as the case may be, but at a price no lower, or on terms no less favorable to the Stockholder, than those set forth in such notice.

         (b)     Post-Initial Public Offering.

         (i) Subsequent to an Initial Public Offering, if a Stockholder proposes to effect a sale, transfer or other disposition in any one transaction or series of transactions (a "Sale") to any person or group of persons (the "Buyer") of any amount of the Shares (including, for this purpose, Shares issuable upon exercise or conversion of options, convertible securities, or warrants proposed to be sold, transferred or disposed of) representing 10% or more of the outstanding Shares (the "Purchase Offer"), such Stockholder shall offer to Motorola, the opportunity to sell to the Buyer the Tag-Along Portion (as hereinafter defined) of Motorola's Shares for the same consideration per share and otherwise on the same terms and conditions (except to the extent set forth in Section 7.1(b)(iv)) upon which such Stockholder sells its Shares; provided, however, that the provisions of this Section 7.1(b)(i) shall not apply to a Sale to any affiliate of any Stockholder, but it shall be a condition to any such Sale that such affiliate assume all of the obligations of the transferring Stockholder hereunder. The "Tag-Along Portion" shall be that number of Shares held by Motorola, as the case may be, which is equal to (x) the total number of Shares held by Motorola as of the date that the Tag-Along Notice (as defined below) is provided in accordance with paragraph (ii) below multiplied by (y) a fraction the numerator of which is the aggregate number of Shares that the Stockholders propose to sell as set forth in such Tag-Along Notice and the denominator of which is the total number of Shares held by the Stockholders as of such date.

         (ii) The applicable Stockholder shall cause the Purchase Offer to be reduced to writing and shall provide a written notice (the "Tag-Along Notice") of the Purchase Offer to Motorola. The Tag-Along Notice shall contain written notice of such Stockholder's offer to Motorola to sell the Tag-Along Portion of its Shares setting forth the consideration per share to be paid by the Buyer and the other terms and conditions of the Purchase Offer. Motorola shall have twenty (20) business days to elect to participate in the Sale, which election shall be made by giving notice to such Stockholder at its address specified in the Tag-Along Notice, and if Motorola elects to participate in the Sale, Motorola shall use all reasonable efforts in a timely manner, to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable, under applicable laws and regulations (including, without limitation, to ensure that all appropriate legal and other requirements are met and all consents of third persons are obtained), to consummate the sale of its Shares pursuant to the proposed transactions contemplated by this Section 7.1(b)(ii).

         (iii) At the closing of the Sale of Shares pursuant to this Section 7.1(b), the consideration with respect to Shares of Motorola sold pursuant hereto shall be paid directly to Motorola pursuant to written instructions of Motorola. The applicable Stockholder shall furnish such other evidence of the completion and time of completion of such Sale and the terms thereof as shall be reasonably requested by Motorola.

         (iv) No provision in this Section 7.1(b), shall require Motorola to make any representation (other than as to title, lack of encumbrances, due authorization, power, no conflicts with Motorola's instruments, and enforceability and information relating solely to Motorola) or provide any indemnification in any such agreement and no right or obligation of Motorola shall be conditioned upon the making of such representation or the provision of such indemnification.

         7.2 Transfer by Motorola. Any proposed transfer of Shares owned by Motorola shall be governed by Section 7(b) of the Purchase Agreement.

         7.3 Excluded Transfers. The foregoing restrictions contained in this Section 7 shall not apply with respect to any transfer of Stockholder Shares by any Stockholder pursuant to applicable laws of descent and distribution or among such Stockholder's Family Group. Any attempted transfer or other act in violation of this Section 7 shall be of no effect and the attempted transferee or other party shall receive no rights in the Stockholder Shares, and the Company agrees that it will not transfer any such Stockholder Share on the stock transfer records of the Company. For purposes of this
Section 7, "Family Group" means a Stockholder's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of the



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
Stockholder and/or the Stockholder's spouse and/or descendants. In the event of, and prior to, any sale or disposition permitted under this Section 7, the transferring party shall cause the prospective transferee to execute and deliver to the Company, Motorola and the other Stockholders a counterpart of this Agreement.

         7.4 Waiver of Previous Buy-Sell Arrangement. Each of the Stockholders hereby represents and warrants that he has, prior to the date of this Agreement, received a waiver from Cameron Broadcasting Systems, Inc. ("CBS"), pursuant to which CBS has subordinated its right to purchase the Stockholders' Shares pursuant to the Buy-Sell Agreement, dated October 25, 1995, among CBS, Todd R. Wagner, and Mark Cuban, to any and all rights which Motorola has with respect to the Stockholders Shares.

         8.      Miscellaneous

         8.1 Successors and Assigns. This Agreement and the terms and conditions contained herein are binding upon, and will inure to the benefit of, the parties hereto and their respective representatives, executors, administrators, heirs, successors and permitted assigns. Motorola may assign its rights and delegate its obligations and responsibilities hereunder to any 50% (or greater) owned subsidiary, direct or indirect, without the Company's consent, but neither this Agreement nor any rights or obligations hereunder may be assigned, directly, indirectly, voluntarily or involuntarily, by the Company or any Stockholders.

         8.2 Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, excluding that body of law pertaining to conflict of laws; provided, however, that immediately upon and subsequent to the effectiveness of the Company's merger into a Delaware corporation, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law pertaining to conflict of laws. If any provision of this Agreement is found to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and the remaining provisions of this Agreement will continue unaffected.

         8.3 Waivers. No waiver by any party hereto of any term or condition of this Agreement will be effective unless set forth in a writing signed by such party. No waiver of any provision of this Agreement will be deemed a waiver of any other provision. No failure or delay on the part of any party in exercising any right, remedy, power or privilege under this Agreement will operate as a waiver thereof, nor will a single or partial exercise thereof preclude any other or further exercise of any rights, remedies, powers or privileges.

         8.4 Entire Agreement; Modifications. This Agreement, including the Schedule attached hereto, which is incorporated herein by reference, constitutes the full Agreement among the parties hereto pertaining to the subject matter hereof and supersedes in its entirety all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written, with respect to the subject matter hereof. No supplement, modification or amendment to this Agreement will be binding unless executed in writing by the party or parties against whom enforcement is sought.



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
          8.5 Counterparts and Expenses. This Agreement may be executed in any number of counterparts. Each party shall be responsible for its own expenses and fees incurred in connection with the negotiation, execution and performance of the Agreement, and related documents, including counsel fees, except as otherwise stated. The Company shall not pay, or reimburse the Stockholders for the expenses and fees of the Stockholders incurred in connection with this Agreement.

         8.6 Survival of Representations and Warranties. All representations, warranties, covenants and other agreements contained herein shall survive the Closing Date.

         8.7 Notices. All notices which are permitted or required under this Agreement shall be in writing and delivered personally or sent by registered, certified, overnight or regular mail, postage prepaid, addressed as follows, or to such other person or address as may be designated by notice to the other party:

         If to Motorola:

                          1303 E. Algonquin Road
                          Schaumburg, IL 60196
                          Attn: Corporate Secretary
                          cc: New Enterprises
                          Attn: Bob Burton

         If to the Stockholders:

                          c/o Mark Cuban
                              Todd Wagner
                          Cameron Audio Networks, Inc.
                          2929 Elm Street
                          Dallas, Texas 75226

         If to the Company:

                          Cameron Audio Networks, Inc.
                          2929 Elm Street
                          Dallas, Texas 75226
                          Attn: Todd Wagner

         With a copy to::

                          Gibson, Dunn & Crutcher
                          200 Park Avenue
                          New York, New York 10166
                          Attn: Sean Griffiths, Esq.

         Notices shall be deemed delivered when delivered personally or received by telecopy or after being mailed by prepaid certified or registered mail with return receipt requested or by such other method (including air courier) which provides for a signed receipt upon delivery. The addresses and numbers set forth above shall be conclusive for all purposes unless and until written notice of a change of address shall be sent to the parties herein.

         8.8 Further Action. Each party hereto shall take such further action and shall execute and deliver such further documents as reasonably may be requested by any other party in order to carry out the provisions and purposes of this Agreement.



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
         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.




MOTOROLA, INC.                            CAMERON AUDIO NETWORKS, INC.



By: /s/ ROBERT A. BURTON                  By: /s/ TODD WAGNER
   ------------------------------            -------------------------------

Title: Vice President and General         Title: CEO
      ---------------------------               ----------------------------
       Manager, Motorola New Enterprises

STOCKHOLDERS



        /s/ MARK CUBAN                          /s/ TODD R. WAGNER
---------------------------------            -------------------------------
          Mark Cuban                               Todd R. Wagner

                                AMENDMENT NO. 1
                                       TO
                             STOCKHOLDERS AGREEMENT

                 This AMENDMENT NO. 1 to that Stockholders Agreement (the "Agreement"), dated as of September 4, 1996, by and among Motorola, Inc. ("Motorola"), AudioNet Inc. (as successor in interest to Cameron Audio Networks, Inc.) (the "Company"), and certain stockholders of the Company who signed the Stockholders Agreement (individually a "Stockholder" and collectively the "Stockholders") is entered into by and among Motorola, the Company and the Stockholders as of the 30th day of December, 1996. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.

                                    RECITALS

                 A. Motorola, the Company and the Stockholders previously entered into the Stockholders Agreement, which grants Motorola certain rights with respect to the Company's Board of Directors and certain rights upon a proposed transfer of the shares of the Company owned by the Stockholders.

                 B. Motorola, the Company and the Stockholders desire to amend certain provisions of the Stockholders Agreement pursuant to Section 8.4 thereof.

                 Accordingly, the parties hereto agree as follows:

                            I.      ACKNOWLEDGMENTS

                 1.1 December Stockholders Agreement. Motorola hereby acknowledges that the Stockholders have entered into the December Stockholders Agreement, dated as of December 31, 1996 by and among HMTF AudioNet Investors ("HMTF"), Premiere Radio Networks, Inc. ("Premiere", collectively with HMTF, the "Investors"), Motorola, the Company and the Stockholders pursuant to
Section 1.1 of which the Stockholders have agreed to allow certain parties to participate in any sale of such Stockholders Shares.

                 1.2 Stockholders Shares. Motorola hereby acknowledges that the Shares to be purchased by Motorola from the Stockholders pursuant to
Section 7.1 of the Agreement may be reduced in accordance with the provisions of the December Stockholders Agreement.

                               II.      TITLE

                 2.1 Amendment of Title. The Stockholders Agreement shall be renamed the "September Stockholders Agreement"

                        III.     TRANSFER BY STOCKHOLDER

                 3.1 Amendment of Section 7.1. The following paragraph shall be added immediately after Section 7.1 (a)(i) of the Stockholders
Agreement:

         "(ii)    Prior to an Initial Public Offering, if a Stockholder desires to sell, encumber or otherwise dispose of all or any part of his Shares pursuant to an offer from a bona fide purchaser or lender, he shall give Motorola written notice of his intention, which notice shall state the name and address of the proposed purchaser or lender, the number of shares proposed to be purchased or encumbered, and the price, terms of payment and conditions of such proposed purchase, encumbrance or disposition. Subject to the immediately following sentence, Motorola shall have the right to purchase all, but not less than all of the Shares covered by such notice relating to a sale or other disposition at such price or upon such terms and conditions as shall have been stated in such notice. If Motorola elects to exercise its right to purchase such Shares, the number of Shares to be purchased by Motorola from the Stockholder shall be reduced by the number of Shares the Investors may include in such sale pursuant to the exercise of their "Tag-Along Rights" as set forth in Section 1.1 of the December Stockholders Agreement. If the Investors elect to exercise such "Tag-Along Rights", Motorola shall purchase from the Investors that number of Shares, as determined in accordance with
         Section 1.1 of the December Stockholders Agreement, that may be included by the Investors in the sale of the Stockholder Shares.

                 In the event of a proposed encumbrance of such Shares, it shall be a condition of such encumbrance that Stockholder receive a written acknowledgment from the lender that such lender's disposition of the Shares upon the occurrence of default is subject to Motorola's right to purchase pursuant to this Section 7. Motorola must notify the Stockholder or lender in writing of Motorola's election to exercise its right to purchase such shares within 20 business days of receipt of notice from Stockholder or lender. Any purchase pursuant to this
         Section 7 must take place within 15 business days of notification to the Stockholder of Motorola's election to purchase. Any Shares offered for sale pursuant to this Section 7 which Motorola does not elect to purchase, or which are not purchased by Motorola within the permitted 15 business day period, may be sold, encumbered or otherwise disposed of to the third party named in the notice required by this Section 7 for a period of 60 days after the expiration of the time allowed for notice or purchase, as the case may be, but at a price no lower, or on terms no less favorable to the Stockholder, than those set forth in such notice."

                             IV.      MISCELLANEOUS

                 4.1 Effect of this Amendment. All references to the Stockholders Agreement in the Stockholders Agreement and each of the other agreements and instruments executed by the parties hereto shall be deemed to include the Stockholders Agreement and this Amendment No. 1 to Stockholders Agreement.

                 4.2 Agreement. Except as expressly amended, modified or waived hereby, all terms and provisions of the Stockholders Agreement shall continue in full force and effect in accordance with the provisions thereof.

                 IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Stockholders Agreement to be executed as of the date first written above.

                                                MOTOROLA, INC.

                                                By: /s/ STEVEN D. LEEKE
                                                   ---------------------------
                                                   Name: Steven D. Leeke
                                                   Title: Director

                                                AUDIONET, INC.

                                                By: /s/ TODD R. WAGNER
                                                   --------------------------
                                                   Name:
                                                   Title:

                                                 STOCKHOLDERS

                                                  /s/ TODD R. WAGNER
                                                 ----------------------------
                                                 Todd R. Wagner

                                                 /s/ MARK CUBAN
                                                 ----------------------------
                                                 Mark Cuban

                                AMENDMENT NO. 2
                                       TO
                        SEPTEMBER STOCKHOLDERS AGREEMENT

                 This AMENDMENT NO. 2 to the September Stockholders Agreement, dated as of September 4, 1996 by and among Motorola, Inc. ("Motorola"), AudioNet, Inc. (the "Company") and certain stockholders of the Company (individually a "Stockholder" and collectively the "Stockholders"), as amended on December 30, 1996, by Amendment No. 1 to Stockholders Agreement (as so amended, the "September Stockholders Agreement"), is entered into by and among Motorola, the Company and the Stockholders as of December 19, 1997. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.

                                    RECITALS

                 A. Motorola, the Company and the Stockholders previously entered into the September Stockholders Agreement, which grants Motorola certain rights with respect to the Company's Board of Directors and certain rights upon a proposed transfer of the shares of Common Stock owned by the Stockholders.

                 B. Motorola, the Company and the Stockholders desire to amend certain provisions of the September Stockholders Agreement pursuant to
Section 8.4 thereof.

                 NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the parties hereto agree as follows:

                 1. Acknowledgement.

                 (a) Motorola, the Company and the Stockholders hereby acknowledge that the Stockholders have entered into an Addendum to the December Stockholders Agreement (the "December Stockholders Agreement"), dated as of December 31, 1996, by and among HMTF AudioNet Investors, Premiere Radio Networks, Inc., Motorola (collectively, the "Investors"), the Company and the Stockholders, with Intel Corporation ("Intel"), dated as of February 24, 1997, pursuant to which the Stockholders have agreed to allow Intel to participate in any sale of such Stockholders' Shares.

                 (b) Motorola hereby acknowledges that the number of Shares that may be purchased by Motorola from the Stockholders pursuant to
Section 7.1 of the September Stockholders Agreement may be reduced in accordance with the provisions of the December Stockholders Agreement to the extent any Investor (as defined therein) elects to participate in such sale; provided, however, that the total number of Shares being purchased by Motorola shall not be reduced.

                 2. Amendment of Section 1.1. Section 1.1 of the Agreement is deleted in its entirety and replaced with the following:

                          " 1.1 Each Stockholder hereby agrees with Motorola,
                 on behalf of itself and any person to whom it transfers any Shares, to vote all Shares of the Company (and other Company securities which it directly or indirectly controls) now or hereafter owned by it and take such other actions (whether in the capacity as a stockholder, director or officer of the Company) as are reasonably requested by Motorola to ensure the membership on the Company's Board of Directors (the "Board of Directors"), at all times, of two persons designated by Motorola (the "Motorola Designees") and so that the Company complies with, and takes all desirable actions within its control in order to assure it complies with, its agreements contained in the Stock Purchase Agreements dated as of September 4, 1996 and December 19, 1997 between Motorola and the Company. Each of the Stockholders hereby further agrees with Motorola, on behalf of itself and any person to whom it transfers any Shares, to vote all Shares of the Company (and other Company securities which it directly or indirectly controls) now or hereafter owned by it and take such other actions (whether in the capacity as a stockholder, director or officer of the Company) as are reasonably requested by Motorola to ensure that at any time that the Company shall have a classified Board of Directors, that at least one of the Motorola Designees shall be a member of the class of directors with the longest initial term."

                 3. Amendment of Section 1.2. Section 1.2 of the Agreement is deleted in its entirety and replaced with the following:

                          " 1.2 The removal from the Board (with or without
                 cause) of either Motorola Designee shall be at the written request of Motorola, but only upon such written request and under no other circumstances; provided if "cause" (as defined below) exists to remove such director, Motorola shall make such request if a majority of the Board makes a request for Motorola to do so. Notwithstanding anything to the contrary herein, removal from the Board of a Motorola Designee for any reason shall not affect Motorola's ability to appoint a successor to the board effective immediately upon the removal of the preceding representative. For purposes of this section, "cause" shall mean (1) any act or acts of dishonesty by a Motorola Designee constituting a felony and resulting or intended to result, directly or indirectly, in an improper gain to or personal enrichment of a Motorola Designee at the Company's expense, or (2) the willful and continued failure by a Motorola Designee to substantially perform his duties as a director of the Company (other than any such failure resulting from such Motorola Designee's disability), after written demand for substantial performance is delivered by the Company to such Motorola Designee specifically identifying the manner in which the Company believes such Motorola Designee to be not substantially performing his duties. For purposes of this paragraph, no act, or failure to act, on a Motorola Designee's part, shall be considered "willful" unless done, or not done, as the case may be, by him in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The parties agree that the provisions of this
                 Section 1.2 shall not be utilized in any manner by the Company to avoid, negate or frustrate application of the provisions of Section
       1.1 of this Agreement."

                4.       Miscellaneous.

                (a) Effect of this Amendment. All references to the Stockholders Agreement in the Stockholders Agreement and each of the other agreements and instruments executed by the parties hereto shall be deemed to include the Stockholders Agreement, the Amendment No. 1 to the Stockholders Agreement and this Amendment No. 2 to September Stockholders Agreement.

                (b) Agreement. Except as expressly amended, modified or waived hereby, all terms and provisions of the September Stockholders Agreement shall continue in full force and effect in accordance with the provisions thereof.

                IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to September Stockholders Agreement to be executed as of the date first written above.

                                                MOTOROLA, INC.

                                                By: /s/ ROBERT A. BURTON
                                                   ---------------------------
                                                   Name:  Robert A. Burton
                                                   Title: Vice President and
                                                          General Manager
                                                          Motorola New
                                                          Enterprises

                                                AUDIONET, INC.

                                                By: /s/ TODD R. WAGNER
                                                   --------------------------
                                                   Name:
                                                   Title:

                                                 STOCKHOLDERS

                                                  /s/ TODD R. WAGNER
                                                 ----------------------------
                                                 Todd R. Wagner

                                                 /s/ MARK CUBAN
                                                 ----------------------------
                                                 Mark Cuban